UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest reported) December 10, 2001

MACKENZIE INVESTMENT MANAGEMENT INC.

(Exact name of registrant as specified in its chapter)

DELAWARE (State or other jurisdiction of incorporation	000-17994 (Commission File Number)	59-2522153 (IRS Employer Identification No.)

925 South Federal Highway, Suite 600 Boca Raton, FL (Address of principal executive offices)	33432 (Zip Code)

Registrant’s telephone number, including area code (561) 393-8900

Not applicable (Former name or former address, if changed since last report)

ITEM 7. Exhibits
SIGNATURES
Press Release

ITEM 7. Exhibits

     The following exhibit is filed with this report:

EXHIBIT NO.	DESCRIPTION

99.3	Press release dated December 10, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE INVESTMENT MANAGEMENT INC. (Registrant)

Date:	December 10, 2001	/S/ KEITH J. CARLSON

Keith J. Carlson President and Chief Executive Officer

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